United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 11, 2014

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 11, 2014, the Board of Directors of Urstadt Biddle Properties Inc. (the "Company") adopted an amendment to Article X of the Company's Bylaws (the "Amendment"), which became effective immediately.  The Amendment designates the Circuit Court for Baltimore City, Maryland (or, if the Circuit Court for Baltimore City lacks subject matter jurisdiction, the United States District Court for the District of Maryland; provided, in each such case that such court has personal jurisdiction over the indispensable parties named as defendants) as the sole and exclusive forum for (i) any derivative action brought on behalf of the Company, (ii) any action concerning the fiduciary duties of the Company's officers and directors, (iii) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law, or (iv) any action asserting a claim involving the Company's internal affairs.  For actions brought in the Circuit Court for Baltimore City, Maryland, the Amendment also provides that such claims or proceedings will be assigned to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205.  The Amendment is designed to save the Company and its stockholders from the increased expense of defending against duplicative litigation brought in multiple courts, to provide that claims involving Maryland law are decided by Maryland courts, and to provide that such cases are heard before judges experienced in resolving sophisticated corporate disputes.

The Amended and Restated Bylaws are attached to this Current Report as Exhibit 99.1, and the Amended Article X is incorporated into this Item 5.03 by this reference.  The description of the Amendment is qualified in its entirety by reference to Exhibit 99.1 hereto.

On December 12, 2014, the Company amended its Charter by filing Articles Supplementary to reclassify several series of preferred stock, which the Company previously had repurchased or redeemed, as authorized but unissued preferred stock, without designation of a class or series.  A copy of the Articles Supplementary is attached to this Current Report as Exhibit 99.2.  The description of the Articles Supplementary is qualified in its entirety by reference to Exhibit 99.2 hereto.

Item 9.01                          Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	The following exhibits are filed as part of this report:
Exhibit No.                                        Description
99.1                                        Bylaws of the Company, Amended and Restated as of December 11, 2014
99.2                                        Articles Supplementary dated December 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 16, 2014	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Bylaws of the Company, Amended and Restated as of December 11, 2014

99.2	Articles Supplementary dated December 12, 2014